Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1753

                        EAFE Select 20 Portfolio 2017-2

                  Global 45 Dividend Strategy Portfolio 2017-2

                          Supplement to the Prospectus

As a result of a previously announced cash acquisition, effective May 2, 2017, holders of DUET Group ("DUE AU") shares received approximately $2.27708 for every 1 share of DUE AU common stock held.

Notwithstanding anything to the contrary in the Prospectuses, your Portfolio no longer holds shares of DUE AU as a result of this corporate action. In creating additional units for the remainder of the initial offering period, the remaining securities in your Portfolio will be purchased on a pro rata basis.

Supplement Dated: May 2, 2017